Exhibit 10.9

TORBAY HOLDINGS, INC.

STOCK OPTION GRANT NOTICE AND STOCK OPTION AGREEMENT

Torbay Holdings, Inc. a Delaware corporation (the “Corporation”) hereby grants to the holder listed below (“Optionee”), an option to purchase the number of shares of the Corporation’s Common Stock set forth below (the “Option”). This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”).

Optionee: _________________________________________
Grant Date:
Exercise Price per Share:
Total Exercise Price: $________________________________________
Total Number of Shares Subject to the Option: shares of Common Stock (“Option Shares”)
Expiration Date
Type of Option: Non-Statutory Option
Vesting Schedule: Option shares fully vested on Grant Date

_______________________________________
George Q. Stevens
Chairman, Compensation Committee
Torbay Holdings, Inc.
2967 Michelson Dr., Ste G444
Irvine, CA 92612-0657

By his or her signature, Optionee agrees to be bound by the terms and conditions of the Stock Option Agreement and this Grant Notice. Optionee has reviewed the Stock Option Agreement and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, and the Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under the Option.

OPTIONEE

By:________________________________
Name: __________________________
Title: ________________________
Address: ___________________________
__________________________________

EXHIBIT A
TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (“Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Torbay Holdings, Inc., a Delaware corporation (the “Corporation”), has granted to Optionee an option to purchase the number of shares of Common Stock indicated in the Grant Notice.

ARTICLE I
GENERAL

1.1  Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Grant Notice.

ARTICLE II
GRANT OF OPTION

2.1  Grant of Option. In consideration of Optionee’s past and/or continued service to the Corporation or a Parent or Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Corporation irrevocably grants to Optionee the Option to purchase any part or all of an aggregate of the number of shares of Common Stock set forth in the Grant Notice, upon the terms and conditions set forth in this Agreement.

2.2  Adjustment to the Number of Option Shares. The Option Shares shall be subject to adjustment from time to time as follows:

(i)  In the event the Corporation should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the number of Option Shares shall be appropriately adjusted so that the number of shares of Common Stock purchasable under the Option shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

(ii)  If the number of shares of Common Stock outstanding at any time is decreased by a reverse stock split or combination of the outstanding shares of Common Stock, then, following the record date of such reverse stock split or combination, the number of Option Shares shall not be decreased by a reverse stock split or combination of the outstanding shares of Common Stock.

(iii)  No fractional shares shall be issued upon the exercise of any Option Shares. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of a share of Common Stock as determined in good faith by the Board of Directors.

(iv)  Upon the occurrence of each adjustment or readjustment of the Option Shares pursuant to this clause, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the holder of the Option a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

2.2 Exercise Price. The exercise price of the shares of Common Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge.

2.4  Consideration to the Corporation. In consideration of the grant of the Option by the Corporation, Optionee agrees to render faithful and efficient services to the Corporation or any Parent or Subsidiary. Nothing in the this Agreement shall confer upon Optionee any right to (a) continue in the employ of the Corporation or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Corporation and its Subsidiaries, which are hereby expressly reserved, to discharge Optionee, if Optionee is an Employee, or (b) continue to provide services to the Corporation or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Corporation or its Parents and Subsidiaries, which are hereby expressly reserved, to terminate the services of Optionee, if Optionee is a consultant, at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Corporation, a Parent or a Subsidiary and Optionee, or (c) continue to serve as a member of the Board or shall interfere with or restrict in any way the rights of the Corporation, which are hereby expressly reserved, to discharge Optionee in accordance with the Corporation’s Bylaws.

ARTICLE III
PERIOD OF EXERCISABILITY

3.1 Commencement of Exercisability.

(a) Subject to Sections 3.3 and 5.8, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice. If no vesting schedule applies, the option is immediately exercisable.

(b) No portion of the Option which has not become vested and exercisable at the date of Optionee’s Termination of Service shall thereafter become vested and exercisable, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Corporation and Optionee.

3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

3.3  Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of ten years from the Grant Date;

(b) The expiration of twelve (12) months following the date of Optionee’s termination of Service by reason of Optionee’s death or disability; or

(c) The date of Optionee’s termination of Service by the Corporation or any Parent or Subsidiary by reason of Optionee’s discharge for cause.

ARTICLE IV
EXERCISE OF OPTION

4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of Optionee, only Optionee may exercise the Option or any portion thereof. After the death of Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Optionee’s personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

4.2  Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

4.3  Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Corporation, at the address given beneath the signature of the Corporation’s authorized officer on the Grant Notice, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

(a)  An exercise notice in writing signed by Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Corporation. Such notice shall be substantially in on of the forms attached as Exhibit B to the Grant Notice;

(b) Full payment for the shares of Common Stock with respect to which the Option or portion thereof is exercised in one or more of the following forms:

(i)  Cash or check made payable in US currency to the Corporation; or

(ii) Shares of Common Stock valued at Fair Market Value on the Exercise Date which have been owned by Optionee for at least six (6) months, duly endorsed for transfer to the Corporation;

(iii) The optionee may elect to receive shares of Common Stock equal to the value of the entire unexercised portion of the option determined in the manner described below (or any portion of the option remaining unexercised) upon delivery of Notice of Cashless Exercise Form annexed hereto duly executed. In such event the Corporation shall issue to the optionee a number of shares of the Corporation's Common Stock computed using the following formula:

X = Y (A-B)
A

Where	X =	the number of shares of Common Stock to be issued to the optionee.
	Y =	the number of shares of Common Stock purchasable under this option for which the optionee elects a cashless exercise.
	A =	the Market Value of the Corporation's Common Stock on the business day immediately preceding the day on which the Notice of Cashless Exercise is received by the Corporation.
	B =	The Price set forth on the first page of this Agreement (as adjusted to the date of such calculation).

(c) For purposes of this Agreement, the Market Value of a share of Common Stock on any date shall be equal to (i) the closing bid price per share as published by a national securities exchange on which shares of Common Stock (or other units of the security) are traded (an "Exchange") on such date or, if there is no bid for Common Stock on such date, the bid price on such Exchange at the close of trading on the next earlier date or, (ii) if shares of Common Stock are not listed on a national securities exchange on such date, the closing bid price per share as published on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") National Market System if the shares are quoted on such system on such date, or (iii) the closing bid price in the over-the-counter market at the close of trading on such date if the shares are not traded on an Exchange or listed on the NASDAQ National Market System, or (iv) if the Common Stock is not traded on a national securities exchange or in the over-the-counter market, the fair market value of a share of Common Stock on such date as determined in good faith by the Board of Directors. If the optionee disagrees with the determination of the Market Value of any securities of the Corporation determined by the Board of Directors under Section 2(c)(iv), the Market Value of such securities shall be determined by an independent appraiser acceptable to the Corporation and the optionee (or, if they cannot agree on such an appraiser, by an independent appraiser selected by each of them, and Market Value shall be the median of the appraisals made by such appraisers). If there is one appraiser, the cost of the appraisal shall be shared equally between the Corporation and the optionee. If there are two appraisers, each the Corporation and the optionee shall pay for its own appraisal.

(iv)   subject to any applicable laws, any combination of the consideration provided in the foregoing paragraphs (i), (ii) and (iii).

(d) A bona fide written representation and agreement, in such form as is prescribed by the Corporation, signed by Optionee or the other person then entitled to exercise such Option or portion thereof, stating that the shares of Common Stock are being acquired for Optionee’s own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the “1933 Act”) and then applicable rules and regulations thereunder and any other applicable law, and that Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Corporation against and hold it free and harmless from any loss, damage, expense or liability resulting to the Corporation if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Corporation may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the 1933 Act and any other federal or state securities laws or regulations and any other applicable law. Without limiting the generality of the foregoing, the Corporation may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the 1933 Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Common Stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the 1933 Act, and such registration is then effective in respect of such shares;

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which may be in the form of consideration used by Participant to pay for such shares under Section 4.3(b), and

(f) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than Optionee, appropriate proof of the right of such person or persons to exercise the Option.

4.4 Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Corporation. Such shares shall be fully paid and non-assessable. The Corporation shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such Common Stock is then listed; and

(b) The compliance with all applicable requirements of federal and state securities laws, and all applicable listing requirements of any stock exchange or other market on which Common Stock is then quoted or listed for trading including:

(i)  The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Corporation shall, in its absolute discretion, deem necessary or advisable; and

(ii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Corporation shall, in its absolute discretion, determine to be necessary or advisable; and

4.5 Rights as Shareholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Corporation in respect of any shares purchasable upon the exercise of any part of the Option unless and until such shares shall have been issued by the Corporation to such holder (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation). No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued.

ARTICLE V
OTHER PROVISIONS

5.1 Administration. The Corporation shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Corporation in good faith shall be final and binding upon Optionee, the Corporation and all other interested persons. No member of the Corporation shall be personally liable for any action, determination or interpretation made in good faith with respect this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Corporation under this Agreement.

5.2 Option Not Transferable.

(a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(b) Notwithstanding any other provision in this Agreement, with the consent of the Corporation, the Option may be transferred to a trust established exclusively for the Optionee and/or one or more Family Members.

(c) Unless transferred in accordance with Section 5.2(b), during the lifetime of Optionee, only Optionee may exercise the Option or any portion thereof. Subject to such conditions and procedures as the Corporation may require, a person or persons who acquire a proprietary interest in this Option pursuant to a transfer in accordance with Section 5.2(b) may exercise this Option or any portion thereof during Optionee’s lifetime.

(d) Notwithstanding the foregoing, Optionee may designate one or more persons as the beneficiary or beneficiaries of this Option, and this Option shall (if it is outstanding), in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon Optionee’s death. Such beneficiary or beneficiaries shall take the transferred Option subject to all the terms and conditions of the applicable agreement evidencing each such transferred Option, including (without limitation) the limited time period during which the Option may be exercised following Optionee’s death.

(e) Subject to Section 5.2(d), after the death of Optionee, any exercisable portion of this Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Optionee’s personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

5.3 Lock-Up Period. Optionee hereby agrees that, if so requested by the Corporation in connection with any registration of the offering of any securities of the Corporation under the 1933 Act, Optionee shall not sell or otherwise transfer any shares of Stock or other securities of the Corporation during such period as may be requested in writing by the Corporation and agreed to in writing by the Corporation (which period shall not be longer than one hundred eighty days) (the “Market Standoff Period”) following the effective date of a registration statement of the Corporation filed under the 1933 Act; provided, however, that such restriction shall apply only to the first registration statement of the Corporation to become effective under the 1933 Act that includes securities to be sold on behalf of the Corporation to the public in an underwritten public offering under the 1933 Act.

5.4  Restrictive Legends and Stop-Transfer Orders.

(a) The share certificate or certificates evidencing the shares of Common Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.

(b) Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Corporation shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

5.5  Shares to Be Reserved. The Corporation shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

5.6  Notices. Any notice to be given under the terms of this Agreement to the Corporation shall be addressed to the Secretary of the Corporation at the address given beneath the signature of the Corporation’s authorized officer on the Grant Notice, and any notice to be given to Optionee shall be addressed to Optionee at the address given beneath Optionee’s signature on the Grant Notice. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Optionee shall, if Optionee is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.6. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.7  Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.8  Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable. In the event the corporation re-establishes its state of incorporation, the laws of such state shall apply.

5.9  Conformity to Securities Laws. Optionee acknowledges that the Agreement is intended to conform to the extent necessary with all provisions of the 1933 Act and the 1934 Act and any and all regulations and rules promulgated by the Securities and Exchange Commission there under, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.10 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Optionee or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Corporation.

5.11 Successors and Assigns. The Corporation may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

5.12 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of this Agreement, if Optionee is subject to Section 16 of the 1934 Act, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the 1934 Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.13 Entire Agreement. This Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Corporation and Optionee with respect to the subject matter hereof.

EXHIBIT B
TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today, ______________, ____________ the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase ___________ shares of the Common Stock (the “Shares”) of Torbay Holdings, Inc., a Delaware corporation (the “Corporation”), under and pursuant to the the Stock Option Grant Notice and Stock Option Agreement dated September ___, 2007 (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date: September 10, 2007
Number of Shares as to which Option is Exercised:
Exercise Price per Share: $0.006
Total Exercise Price:
Certificate to be issued in name of: _____________________________________

Payment delivered herewith: $___________ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)
Form of Payment:_____________________________
(Please specify)
Type of Option: Non-Statutory Option

Optionee acknowledges that Optionee has received, read and understood the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Corporation for any tax advice. The Option Agreement is incorporated herein by reference. This Agreement and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Corporation and Optionee with respect to the subject matter hereof.

ACCEPTED BY:

By:________________________________________
Name:______________________________________
Title:_______________________________________
Address:____________________________________
___________________________________________

NOTICE OF EXERCISE OF COMMON STOCK OPTION
PURSUANT TO CASHLESS EXERCISE PROVISION

Chief Financial Officer
Torbay Holdings, Inc.
2967 Michelson Dr. G444
Irvine, CA 92612

Price per share of the option $_______

Number of shares of common stock to be applied
for calculation purposes under this notice ________________

CASHLESS EXERCISE

Dear Sir or Madam:

The undersigned, optionee hereby irrevocably exercises the undersigned=s option for, and purchases thereunder, shares of the Common Stock of Torbay Holdings, Inc., a Delaware corporation, as provided below. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Option Agreement. The number of shares issuable upon exercise of the option to be applied towards the purchase of Common Stock pursuant to this Notice of Exercise is _________, thereby leaving ________ shares remaining under the option. Such exercise shall be pursuant to the cashless exercise provisions of Section 4(b)(iii) of the Option Agreement; therefore, the holder makes no payment with this Notice of Exercise. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 4(b)(iii) of the Option Agreement which requires the use of the Market Value (as defined in Section 4.3(c) of the Option Agreement) of the Corporation's Common Stock on the business day immediately preceding the day on which this Notice is received by the Corporation.

OPTIONEE

By:________________________________
Name: _____________________________
Title: ______________________________
Address: ___________________________
___________________________________